1 Cano Health Q4 2021 Financial Supplement March 14, 2022

2 Disclaimer This presentation (“Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to Cano Health, Inc. (“Cano Health” or the “Company”). The information contained herein does not purport to be all‐inclusive, and neither the Company nor any of its affiliates, control persons, officers, directors, employees, or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness, or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and the Company’s own internal estimates and research. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. This Presentation also contains certain financial forecast information. Such financial forecast information, which constitutes forward‐looking information, is for illustrative purposes only and includes certain estimates and assumptions about expected medical costs and savings and recent acquisitions and other transactions and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks, and uncertainties. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation as to the accuracy or completeness of such information or by any person that the results reflected in such forecasts will be achieved. Forward‐Looking Statements. This Presentation contains forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward‐looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. Such forward‐looking statement include, without limitation, our anticipated results of operations, including our financial guidance for the 2022 fiscal year, including interest expense, stock compensation expense and capital expenditures, the anticipated impact of the restatement on 2022 and 2023 financial results, our business strategies, our projections with respect to annual Medicare capitated revenue PMPM, the expected amount of membership growth, prospects and plans, and other aspects of our operations or operating results. These forward‐looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward‐looking statements will transpire or occur, or if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward‐looking statements include, among others, changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to our services; any adverse effects on our business as a result of the restatement; our ability to realize expected results with respect to patient membership, total revenue and earnings; our ability to enter into new markets and continue our growth; our ability to integrate our acquisitions and achieve desired synergies; changes in laws and regulations applicable to our business; our ability to maintain our relationships with health plans and other key payors; the impact of COVID‐19 or another pandemic on our business and results of operation; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; and our ability to recruit and retain qualified team members and independent physicians. For a detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward‐looking statements, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including the risk factors identified in the definitive Proxy Statement/Prospectus filed with the SEC on May 7, 2021 and incorporated by reference into our Super 8‐K filed on June 9, 2021 and in subsequent Quarterly Reports on Form 10‐Q. Unless otherwise specified, all information provided in this Presentation is as of the date hereof. New risks emerge from time to time and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward‐looking statements we may make. Except as required by law, we undertake no obligation to update any forward‐looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward‐looking statements as representing our views as of any date subsequent to the date of this Presentation. This Presentation also contains certain non‐GAAP financial measures as defined by the SEC rules. These non‐GAAP financial measures, such as EBITDA, Adjusted EBITDA, Adjusted EBITDA margin and Further Adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non‐GAAP financial measures are in addition to, and not a substitute for, measures of financial performance prepared in accordance with GAAP. We believe these non‐GAAP measures of financial results provide useful information regarding certain financial and business trends relating to our financial condition and results of operations. Our management uses these non‐GAAP measures to compare our performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. We believe that the use of these non‐GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing our financial measures with other similar companies, many of which present similar non‐GAAP financial measures to investors. We do not consider these non‐GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non‐GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non‐GAAP financial measures. In addition, other companies may calculate non‐GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non‐GAAP financial measures as tools for comparison. As required by Regulation G, we have provided a reconciliation of those measures to their most directly comparable GAAP measures, in this document. However, we have not reconciled our expectations as to non‐GAAP measures in future periods to their most directly comparable GAAP measure because certain costs and expenses are outside of our control or cannot be reasonably predicted. Accordingly, reconciliation is not available without unreasonable effort, although it is important to note that these factors could be material to our results computed in accordance with GAAP. You should review our financial statements filed with the SEC, and not rely on any single financial measure to evaluate our business.

3 Transforming patient care by delivering superior primary care services through access, quality, and wellness We are a high‐touch, tech‐enabled, population health management company with a powerful combination of medical centers and services making healthcare more accessible and affordable Industry‐leading independent primary care provider company Technology‐driven population heath management Patient‐focused medical centers adapted to the local community ++

Q4 2021 Highlights

Scale and density driving sustainable, profitable growth

Total Revenue
$492M, +90% y-y

$520M, +100% y-y (pre-accounting change)

Reflects strong membership growth and operational expansion

Total Membership
227K, +115% y-y

Medicare Capitated Membership
126K, +69% y-y

Adjusted EBITDA[1]
$11M vs. $18M prior year

$35M vs. $18M prior year (pre-accounting change)

Pre-accounting change performance above 2021 guidance

Total Revenue, Membership, MCR[2] and Adjusted EBITDA

Continued strong operational performance and member growth provide momentum into 2022

4Q21 MCR[2] of 78.1%

4Q21 MCR of 73.6% (pre-accounting change)

Full year MCR (pre-accounting change) of 74.9% in line with guidance of ~75%

130 medical centers

Achieved high-end of owned medical center target

29 of 130 total medical centers outside of Florida

Continued membership growth post-2021 AEP

Organic growth acceleration across all markets

Expected Q1 2022 membership of ~265K

Delivering strong results - demonstrating success in our Build, Buy, and Manage differentiated growth strategy, powered by CanoPanorama

CanoHealth

(1) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please refer to the reconciliation table in the appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure.
(2) Medical Claims Expense Ratio (MCR) = Third-party Medical Costs / Capitated Revenue

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5 Proven Track Record of Membership Growth 28K 28K 28K 36K 38K 45K 54K 57K 87K 129K 131K 148K ~186K 6K 6K 24K 54K 49K 49K 29K 27K 79K 79K 79K 28K 28K 34K 42K 61K 99K 103K 106K 117K 156K 211K 227K ~265K Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022E 82% 47% 42% 43% 36% 60% 58% 37% 43% 30% 28% 40% ~59% 82% 47% 71% 66% 122% 253% 201% 155% 91% 57% 105% 115% ~127% Inorganic Organic Consistent organic membership growth supplemented by highly accretive acquisition strategy Note: Organic growth represents growth from our base business, as well as growth from consolidating our existing affiliates and acquiring small nearby practices whose patients and facilities are blended with our nearby owned medical centers. (1) Membership as of period end. Differences in the included tables are due to rounding and are not significant. Organic Growth: Total Growth: Membership Growth(1)

6 Growing Geographic Footprint Affiliates onlyMedical Centers & Affiliates (1) Includes Puerto Rico from 2019 onward States 2020 2021 Florida 64 101 Texas 4 11 Nevada 3 8 California ‐ 4 Illinois ‐ 4 New Mexico ‐ 2 Total 71 130 • Owned medical centers grew to 130 in 2021 from 71 in 2020 • Over 1,000 affiliates in Florida, New York, New Jersey, New Mexico, and Puerto Rico 2017 2018 2019 2020 2021 States Footprint(1) 1 1 2 4 9 Owned Medical Centers 9 19 35 71 130 Members 14K 25K 42K 106K 227K

7 Technical Accounting of Medicare Risk Adjustment (MRA) Impacted the Timing of Revenue Recognition • In the course of finalizing its audit for fiscal year 2021, Cano Health and its independent auditor identified certain non‐ cash adjustments to revenue under ASC 606, Revenue from Contracts with Customers(1) • Previously, the Company recognized MRA as a change to Medicare per member per month (PMPM) at the Date of Service (DOS), identifying a member’s acuity (e.g., chronic conditions such as diabetes), thereby matching revenue with patient care costs • After the adjustments, most of the MRA is now recognized as a change to Medicare PMPM in the following calendar year (i.e., collected in the year following the DOS) • The adjustments impact the timing of revenue recognition, recognizing current year acuity impacting MRA in the subsequent year • Importantly, the adjustments do not impact Cano Health’s cash from operations, cash position, or the estimated collectability of MRA receivables • The impact on 2019 and 2020 financial results were not material (1) Adjustments are detailed in the appendix of this presentation

Growth in 2021 Projected to Result in Significant MRA Payments in 2022


2020A
2021 JAN
2021A
2022 JAN
2022E
2023 JAN
2023E
MRA Recognized and Cash Received
$10M
$122M
$53M
MRA to be Received but not Recognized or Accrued
$(10M)
$(122M)
No cash flow impact
$(53M)
No cash flow impact
$TBD

Key Takeaways

- Periods of high Medicare Advantage membership growth can generate significant subsequent year MRA payments as Cano Health engages with members, assesses health conditions, and integrates providers onto its CanoPanorama population health platform
- During 2021 Cano Health acquired 2 large businesses (University Health Care and Doctor's Medical Centers) and added significant organic Medicare membership; the MRA revenue is further amplified by the one-time impact of deferred care due to the COVID-19 pandemic in 2020, resulting in significantly increased visits in 2021 which corrected the artificially low health assessments (patient acuity) from 2020

CanoHealth

Note: "MRA Payments" refers to the component of MRA related initial and mid year payments, which are also termed in this document "DOS MRA," with the remainder being the "Final MRA." Moreover, estimated MRA payments do not reflect the impact of provider payments

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9 Q4 2021 Results (1) Adjusted EBITDA and Adjusted EBITDA Margin are non‐GAAP financial measures. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure. (2) Medical Claims Expense Ratio = Third‐party Medical Costs / Capitated Revenue (3) Adjusted EBITDA margin is defined as Adjusted EBITDA expressed as a percentage of total revenue Pre‐Accounting Change Post‐Accounting Change Q4 2021 Q4 2020 Variance Q4 2021 Q4 2020 Variance Total Membership 227,005 105,707 115% 227,005 105,707 115% Medicare Advantage 118,348 74,644 59% 118,348 74,644 59% Medicare DCE 7,651 ‐‐ NM 7,651 ‐‐ NM Medicaid 66,500 19,314 244% 66,500 19,314 244% ACA/Other 34,506 11,749 194% 34,506 11,749 194% Total Revenues $520M $260M 100% $492M $258M 90% Adjusted EBITDA (1) $35M $18M 101% $11M $18M (38%) Net Income / (Loss) $26M ($51M) NM $1M ($49M) NM Medical Claims Expense Ratio (2) 73.6% 73.2% 40 bps 78.1% 73.6% 450 bps SG&A Ratio (excl. Stock Comp) 15.1% 12.9% 220 bps 15.9% 12.9% 300 bps Adjusted EBITDA Margin (1)(3) 6.8% 6.7% 10 bps 2.3% 7.0% (470) bps (see Appendix for additional details) Note: Differences in the included tables are due to rounding and are not significant.

10 FY 2021 Results Pre‐Accounting Change Post‐Accounting Change FY 2021 FY 2020 Variance FY 2021 FY 2020 Variance Total Membership 227,005 105,707 115% 227,005 105,707 115% Medicare Advantage 118,348 74,644 59% 118,348 74,644 59% Medicare DCE 7,651 ‐‐ NM 7,651 ‐‐ NM Medicaid 66,500 19,314 244% 66,500 19,314 244% ACA/Other 34,506 11,749 194% 34,506 11,749 194% Total Revenues $1,721M $829M 107% $1,609M $832M 94% Adjusted EBITDA (1) $118M $70M 70% $27M $73M (63%) Net Income / (Loss) ($21M) ($75M) 72% ($117M) ($71M) (65%) Medical Claims Expense Ratio (2) 74.9% 71.1% 380 bps 80.5% 70.9% 960 bps SG&A Ratio (excl. Stock Comp) 13.0% 12.5% 50 bps 13.9% 12.4% 150 bps Adjusted EBITDA Margin (1)(3) 6.9% 8.4% (150) bps 1.7% 8.8% (710) bps (see Appendix for additional details) (1) Adjusted EBITDA and Adjusted EBITDA Margin are non‐GAAP financial measures. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure. (2) Medical Claims Expense Ratio = Third‐party Medical Costs / Capitated Revenue (3) Adjusted EBITDA margin is defined as Adjusted EBITDA expressed as a percentage of total revenue Note: Differences in the included tables are due to rounding and are not significant.

11 Guidance: Full Year 2022 (1) Adjusted EBITDA is a non‐GAAP financial measures. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure (2) Current medical center footprint as of 12/31/2021 was 130; incremental medical centers in 2022 are expected to come from a mix of de novo medical centers and small “tuck‐in” medical centers FY 2022 March 14, 2022 FY 2022 November 9, 2021 Total Membership 290,000 ‐ 295,000 280,000 ‐ 285,000 Total Revenues $2.8B ‐ $2.9B $2.6B ‐ $2.7B Medical Cost Ratio (MCR) 76.0% ‐ 76.5% N/A Adjusted EBITDA (1) $230M ‐ $240M $170M ‐ $175M Total Owned Medical Centers (2) 184 ‐ 189 184 ‐ 189 Increased 2022 revenue and Adjusted EBITDA guidance reflects MRA‐related accounting change (+$69M revenue, +$58M Adj. EBITDA), higher DCE membership, and improved operational performance 2022 MCR expected to improve to 76.0% ‐ 76.5% (vs 2021 of 80.5%), reflecting the MRA‐related accounting change and operational improvements, partially offset by higher DCE membership Additional FY 2022 Guidance: • Interest expense: $65M ‐ $70M • Stock Compensation Expense: $60M ‐ $65M • Capital Expenditures: $40M ‐ $60M 2022 Adjusted EBITDA guidance is the new baseline; growth in 2023 is expected from this level

12 Summary of ASC 606 Changes to 2021 Revenue and 2022 Revenue Guidance 1720.512 1608.95 $10 ($122) $1,721 $1,609 '21 Total Revenue (with '21 DOS MRA) (+) Impact of '20 DOS MRA (‐) Impact of '21 DOS MRA Revised FY '21 Total Revenue MCR % Ending Members ($ in millions) FY 2021 Revenue 2650 2714.562 2714.562 $122 ($53) $80‐$180 $2,650 $2,720 $2,800‐ $2,900 Previous FY '22 Revenue Guidance (+) Impact of '21 DOS MRA (‐) Impact of '22E DOS MRA Adj. FY '22 Revenue Guidance (+) Incremental Growth Revised FY '22 Revenue Guidance FY 2022 Revenue Guidance 280K – 285K 290K – 295K 76.0% ‐ 76.5%No Guidance74.9% 227K 80.5% 227K (1) Represents the mid‐point of previous guidance (1) ($ in millions)

13 Summary of ASC 606 Changes to 2021 Adj. EBITDA and 2022 Adj. EBITDA Guidance $10 ($101) $118 $27 21 Adj. EBITDA (with '21 DOS MRA) (+) Impact of '20 DOS MRA (‐) Impact of '21 DOS MRA Revised FY '21 Adj. EBITDA ($ in millions) (2) FY 2021 Adj. EBITDA(1) Adj EBITDA Margin % 6.9% 1.7% 172.5 230.5 230.5 $101 ($43) $0‐$10 $173 $231 $230‐ $240 Previous FY '22 Adj. EBITDA Guidance (+) Impact of '21 DOS MRA (‐) Impact of '22 DOS MRA Adj. FY '22 Adj. EBITDA Guidance (+) Incremental Growth Revised FY '22 Adj. EBITDA Guidance FY 2022 Adj. EBITDA Guidance(1) ~6.5% ~8.2% (3) ($ in millions) (1) Adjusted EBITDA and Adjusted EBITDA Margin are non‐GAAP financial measures. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure (2) Comprised of $112 million of net Medicare Risk Adjustment ($122 million less $10 million), further reduced by ~$21 million of provider payments and other non‐cash items (as detailed in the appendix) (3) Comprised of ~$53 million of MRA, net of $10 million of provider payments

14 Cano Health’s Growth Has Been Significant 14K 25K 42K 106K 227K 293K 2017 2018 2019 2020 2021 2022E $130 $231 $361 $832 $1,609 $2,850 2017 2018 2019 2020 2021 2022E $12 $15 $24 $73 $27 $235 2017 2018 2019 2020 2021 2022E Membership(1) Revenue Adj. EBITDA(2) ($ in millions) ($ in millions) 84% CAGR 85% CAGR 81% CAGR (1) Membership as of period end (2) Adjusted EBITDA is a non‐GAAP financial measure. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure (3) Represents midpoint of the 2022E guidance range FY 2019‐F2021 Revenue and Adjusted EBITDA as revised or restated for accounting change (3) (3) (3)

15 0 20 40 60 80 100 120 140 160 Apr Jun Aug Oct Dec Feb Apr Jun Aug Oct Dec Feb Cano Health COVID‐19 Case Incidence Se ve n‐ Da y Av er ag e Da ily C as es Source: Cano Health company data Seven‐Day Average Daily Cases 2020 2021 For Cano Health members, as of February 28, 2022, we have observed a 7‐day daily average of 1.7 cases compared to 136.3 cases at our new pandemic peak in late January 2022 136.3 New Pandemic Peak 1.7 February 28, 2022 2022 24.1 Prior Pandemic Peak

16 0 1 2 3 4 5 6 7 8 Apr Jun Aug Oct Dec Feb Apr Jun Aug Oct Dec Feb Cano Health COVID‐19 Admissions Se ve n‐ Da y Av er ag e Da ily A dm is sio ns 6.6 Prior Pandemic Peak 1.3 February 28, 2022 7.6 New Pandemic Peak on January 21, 2022 2020 2021 2022 Source: Cano Health company data Seven‐Day Average Daily Admissions For Cano Health members, as of February 28, 2022, we have observed a seven‐day daily average of 1.3 admissions, a very rapid decline compared to 7.6 at our new pandemic peak on January 21, 2022

17 ‐ 5 10 15 20 25 ‐ 50 100 150 200 May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Total Admissions Per 1,000 COVID‐19 Admissions Per 1,000 Cano Health Total vs. COVID‐19 Hospital Admissions Average Monthly Hospital Admissions Per 1,000 Average Daily CO VID ‐19 Adm issions Per 1,000 Av er ag e D ai ly T ot al A dm is si on s P er 1 ,0 00 21.6 Pandemic peak 1.7 February 2022 Source: Cano Health company data. Includes acquired members Note: Prior period data adjusted for claims lag 18.4 August 2021 Feb In February 2022, we observed 1.7 average monthly COVID‐19 hospital admissions per 1,000, well below Cano Health’s pandemic peak of 21.6 in July 2020 2020 2021 2022

18 Appendix

19 What is Medicare Risk Adjustment (MRA)? • The Centers for Medicare and Medicaid Services (CMS) implemented MRA in January 2000, adding measures of health status to determine CMS payments to Medicare Advantage and other capitated payors in order to compensate payors and providers commensurate to the acuity (e.g., chronic conditions such as diabetes) of the members they manage • MRA payments are prospective, meaning the prior year MRA will be used to adjust the current year payment • Three MRA payments each year, for example in 2022: • Historically, Cano Health’s MRA revenue has been approximately 2% of total Medicare capitated revenue MRA Payment Payment Date Date of Service Interim Estimated Payment January 2022 July 1, 2020 – June 30, 2021 Mid‐Year Reconciliation Payment June/July 2022 January 1, 2021 – Dec. 31, 2021 Final Run Payment May‐Sept 2022 2020 DOS for Payment Year 2021

Non-GAAP Financial Measures Reconciliation

(As Restated)

	($ in millions)	Q1 21 Restated	Q2 21 Restated	Q3 21 Restated	Q4 21 Reported
	Net income (loss)	**(16.1)**	**(36.3)**	**(64.8)**	**0.5**
	Interest expense, net	10.6	9.7	16.0	14.9
	Income tax expense (benefit)	0.7	(2.0)	0.5	0.8
	Depreciation and amortization expense	5.9	7.9	17.0	18.7
	EBITDA[(1)]	**1.1**	**(20.7)**	**(31.3)**	**34.9**
A	**Stock-based compensation**	0.1	3.6	9.5	14.8
B	**De novo losses**	5.8	8.5	10.2	16.0
C	**Acquisition transaction costs and other**	10.1	16.6	8.5	1.4
D	**Restructuring and other**	0.4	2.8	2.1	2.4
E	**Loss on extinguishment of debt**	0.0	13.2	0.0	(0.1)
F	**Change in fair value of embedded derivative**	0.0	0.0	0.0	0.0
G	**Change in fair value of warrant liabilities**	0.0	(39.2)	14.6	(58.3)
	Adjusted EBITDA[(1) (2)]	**17.5**	**(15.2)**	**13.6**	**11.1**

- **A** Represents non-cash compensation charges
- **B** Represents de novo losses incurred up to 12 months post-opening
- **C** Represents legal and professional fees related to historical acquisitions and debt financings and changes in contingent consideration
- **D** Includes one-time legal, IT, severance and various other non-recurring items
- **E** Represents costs related to previously repaid debt
- **F** Consists primarily of changes to an embedded derivative in previously repaid debt agreement
- **G** Represents non-cash impact from change in warrant liabilities

Note: Differences in the included tables are due to rounding and are not significant.

(1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. A non-GAAP financial measure is a performance metric that departs from GAAP because it excludes earnings components that are required under GAAP. Other companies may define non-GAAP financial measures differently and, as a result, our non-GAAP financial measures may not be directly comparable to those of other companies

(2) Adjusted EBITDA is EBITDA adjusted to add back the effect of certain expenses, such as stock-based compensation expense, de novo losses (consisting of losses incurred in the twelve months after the opening of a new facility), acquisition transaction costs (consisting of transaction costs, fair value adjustments to contingent consideration, management fees and corporate development payroll costs), restructuring and other charges, loss on extinguishment of debt, and changes in fair value adjustments to an embedded derivative and to warrant liabilities. Adjusted EBITDA is a key measure used by our management to assess the operating and financial performance of our business in order to make decisions on allocation of resources

CanoHealth

20

Non-GAAP LTM Further Adjusted EBITDA Reconciliation

(As Restated)

	($ in millions)	LTM 12/31/2021
	Net income (loss)	$(116.7)
	Interest expense, net	51.3
	Income tax expense (benefit)	-
	Depreciation and amortization	49.4
	EBITDA[(1)]	$(16.0)
A	Stock-based compensation	28.0
B	De novo losses	40.6
C	Acquisition transaction costs, changes in contingent consideration	36.6
D	Restructuring and other	7.9
E	Loss on extinguishment of debt	13.1
F	Change in fair value of embedded derivative	-
G	Change in fair value of warrant liabilities	(82.9)
	Adjusted EBITDA[(1) (2)]	$27.3
H	Acquired Adjusted EBITDA (LTM)	36.1
I	Restatement impact	91.0
	Further Adjusted EBITDA[(1) (2)]	$154.4

- **No impact on debt covenants**

A Represents non-cash compensation charges

B Represents de novo losses incurred up to 12 months post-opening

C Represents legal and professional fees related to historical acquisitions and debt financings and changes in contingent consideration

D Includes one-time legal, IT, severance and various other non-recurring items

E Represents costs related to previously repaid debt

F Consists primarily of changes to an embedded derivative in previously repaid debt agreement

G Represents non-cash impact from change in warrant liabilities

H Represents further adjustment for Adjusted EBITDA from completed acquisitions through December 31, 2021

I Represents non-cash impact of restatement

Note: Differences in the included tables are due to rounding and are not significant.

(1) EBITDA, Adjusted EBITDA, and further Adjusted EBITDA are non-GAAP financial measures. A non-GAAP financial measure is a performance metric that departs from GAAP because it excludes earnings components that are required under GAAP. Other companies may define non-GAAP financial measures differently and, as a result, our non-GAAP financial measures may not be directly comparable to those of other companies.

(2) Adjusted EBITDA and further Adjusted EBITDA is EBITDA adjusted to add back the effect of certain expenses, such as stock-based compensation expense, de novo losses (consisting of losses incurred in the twelve months after the opening of a new facility), acquisition transaction costs (consisting of transaction costs, fair value adjustments to contingent consideration, management fees and corporate development payroll costs), restructuring and other charges, loss on extinguishment of debt, and changes in fair value adjustments to an embedded derivative and to warrant liabilities, and further adjustments for acquired EBITDA from completed acquisitions. Adjusted EBITDA and further Adjusted EBITDA are key measures used by our management to assess the operating and financial performance of our business in order to make decisions on allocation of resources

CanoHealth

21

22 $1,078 PMPM $10M Payment Year (PY) MRA $19M Final MRA Accrual $159M or ~$129 Medicare PMPM $1,280 PMPM $53M PY MRA Estimate $10M Final MRA Accrual Estimate ~$63M or ~$26 Medicare PMPM Annual Medicare Capitated Revenue PMPM Projections: Excludes the impact of acquisitions and geographic mix Projected PMPMs reflect an average for the year 2022 JAN 2023 JAN 2021 JAN Baseline Estimates of Average Annual Medicare Capitated Revenue PMPMs $122M PY MRA $10M Final MRA Accrual Estimate ~$414M or ~$202 Medicare PMPM $282M Rate/Geo/DCE Mix Estimate +$202 PMPM $949 PMPM +$26 PMPM +$129 PMPM $1,306(1) PMPM $130M Rate/Geo/DCE Mix 2020A 2021A 2022E 2023E (1) Based on current membership mix and applying only the MRA estimate; assumes no rate, geographic, or mix change

23 Members Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Medicare Advantage 38,674 72,576 72,806 74,644 75,488 103,812 112,309 118,348 Medicare DCE ‐ ‐ ‐ ‐ ‐ 8,054 7,777 7,651 Medicaid 12,834 16,585 19,169 19,314 21,801 25,178 63,871 66,500 ACA 9,840 10,115 10,792 11,749 19,606 18,994 26,706 34,506 Total Members 61,348 99,276 102,767 105,707 116,895 156,038 210,663 227,005 % Total Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Medicare Advantage 63% 73% 71% 71% 65% 67% 53% 53% Medicare DCE ‐ ‐ ‐ ‐ ‐ 5% 4% 3% Medicaid 21% 17% 19% 18% 19% 16% 30% 29% ACA 16% 10% 10% 11% 16% 12% 13% 15% Total Members 100% 100% 100% 100% 100% 100% 100% 100% Revenue PMPM Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Medicare Advantage $945 $864 $1,012 $949 $979 $990 $1,151 $1,098 Medicare DCE ‐ ‐ ‐ ‐ ‐ 1,221 1,349 1,261 Medicaid 556 747 585 605 615 612 271 258 ACA 26 18 33 17 44 14 47 43 Total $714 $728 $832 $789 $760 $801 $753 $706 Membership Mix and PMPM: Q1 2020 – Q4 2021 Note: Reflects impact of accounting change. Differences in the included tables are due to rounding and are not significant.

24 Revenue Mix: Q1 2020 – Q4 2021 $ Millions Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Medicare Advantage 108.5 132.0 219.0 213.1 220.2 255.8 388.6 380.8 Medicare DCE ‐ ‐ ‐ ‐ ‐ 29.2 30.6 29.1 Medicaid 20.9 34.0 31.3 34.7 38.6 43.7 50.7 50.7 ACA 0.8 0.6 1.1 0.6 2.5 0.8 3.8 3.9 Total Capitated Revenue 130.2 166.6 251.4 248.4 261.3 329.5 473.7 464.5 Fee‐for‐Service and Other Revenue 7.6 7.3 10.2 10.2 13.2 14.1 25.2 27.7 Total Revenue 137.8 173.9 261.6 258.6 274.6 343.6 498.9 492.2 % Total Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Medicare Advantage 79% 76% 84% 81% 80% 74% 78% 77% Medicare DCE 0% 0% 0% 0% 0% 9% 6% 6% Medicaid 15% 20% 12% 15% 14% 13% 10% 10% ACA 1% 0% 0% 0% 1% 0% 1% 1% Total Capitated Revenue 95% 96% 96% 96% 95% 96% 95% 94% Fee‐for‐Service and Other Revenue 6% 4% 4% 4% 5% 4% 5% 6% Total Revenue 100% 100% 100% 100% 100% 100% 100% 100% Note: Reflects impact of accounting change. Differences in the included tables are due to rounding and are not significant.

25 YoY Change Q1 21 Q2 21 Q3 21 Q4 21 Capitated Revenue 101% 98% 88% 87% Fee‐for‐Service and Other Revenue 74% 93% 147% 172% Total Revenue 99% 98% 91% 91% Third‐Party Medical Costs 129% 161% 106% 99% Direct Patient Expense 84% 57% 62% 104% SG&A 67% 116% 180% 177% Adjusted EBITDA(1) 20% (181%) (36%) (38%) Financial Summary: Q1 2020 – Q4 2021 $ Millions Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Capitated Revenue 130.2 166.6 251.4 248.3 261.4 329.5 473.8 464.6 Fee‐for‐Service and Other Revenue 7.6 7.3 10.2 10.2 13.2 14.1 25.2 27.7 Total Revenue 137.8 173.8 261.5 258.5 274.6 343.6 498.9 492.3 Third‐Party Medical Costs 85.3 112.0 184.9 182.8 195.0 291.8 381.3 362.9 Direct Patient Expense 18.6 22.7 31.1 29.0 34.2 35.6 50.4 59.2 SG&A 21.0 21.9 27.4 33.7 35.0 47.2 76.6 93.3 Adjusted EBITDA(1) 14.6 18.7 21.4 18.1 17.5 (15.2) 13.6 11.3 (1) Adjusted EBITDA is a non‐GAAP financial measures. Please refer to the reconciliation table in this supplement for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure. Note: Reflects impact of accounting change. Differences in the included tables are due to rounding and are not significant.

26 Margin Analysis: Q1 2020 – Q4 2021 % Total Revenue (except as noted) Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Medical Claims Expense Ratio(1) 65.5% 67.3% 73.6% 73.6% 74.6% 88.6% 80.5% 78.1% Direct Patient Expense Ratio 13.5% 13.0% 11.9% 11.2% 12.5% 10.4% 10.1% 12.0% SG&A Ratio (excl. Stock Comp) 15.2% 12.5% 10.4% 12.9% 12.7% 12.7% 13.5% 15.9% Adjusted EBITDA Margin(2) 10.6% 10.8% 8.2% 7.0% 6.4% (4.4%) 2.7% 2.3% YoY bp change Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Medical Claims Expense Ratio(1) 910 2,130 692 452 Direct Patient Expense Ratio (102) (268) (181) 81 SG&A Ratio (excl. Stock Comp) (247) 13 301 303 Adjusted EBITDA Margin(2) (421) (1,521) (544) (475) (1) Medical Claims Expense Ratio = Third‐party Medical Costs / Capitated Revenue (2) Adjusted EBITDA and Adjusted EBITDA Margin are non‐GAAP financial measures. Please refer to the reconciliation table in this supplement for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure. Note: Reflects impact of accounting change. Differences in the included tables are due to rounding and are not significant.

Summary of ASC 606 MRA Restatement: 2021

($ millions)	Q1 2021			Q2 2021			Q3 2021			Q4 2021			FY 2021		
	As Previously Reported	Adj.	As Restated	As Previously Reported	Adj.	As Restated	As Previously Reported	Adj.	As Restated	Under Prior Method	Adj.	As Reported	Under Prior Method	Adj.	As Reported
Total Capitated Revenue	267.1	(5.7)	261.4	379.2	(49.7)	329.5	501.8	(28.0)	473.8	492.7	(28.3)	464.4	1,640.8	(111.7)	1,529.1
Fee-for-service and other revenue	13.0	0.2	13.2	14.0	0.1	14.1	25.0	0.1	25.1	27.7	0.2	27.9	79.7	0.6	80.3
Total Revenue	**280.1**	**(5.5)**	**274.6**	**393.2**	**(49.6)**	**343.6**	**526.8**	**(27.9)**	**498.9**	**520.4**	**(28.1)**	**492.3**	**1,720.5**	**(111.1)**	**1,609.4**
Total Third-Party Medical Costs	195.0	-	195.0	291.8	-	291.8	379.3	2.0	381.3	362.9	-	362.9	1,229.0	2.0	1,231.0
Direct Patient Expense	34.2	-	34.2	43.8	(8.2)	35.6	57.7	(7.3)	50.4	62.3	(3.1)	59.2	198.0	(18.6)	179.4
SG&A	34.9	0.1	35.0	46.6	0.6	47.2	75.9	0.7	76.6	93.6	(0.3)	93.3	251.0	1.1	252.1
Other Operating Expenses	15.2	-	15.2	24.3	(0.8)	23.5	23.5	0.7	24.2	18.5	0.7	19.2	81.5	0.6	82.1
Total Operating Expenses	**279.3**	**0.1**	**279.4**	**406.5**	**(8.4)**	**398.1**	**536.4**	**(3.9)**	**532.5**	**537.3**	**(2.7)**	**534.6**	**1,759.5**	**(14.9)**	**1,744.6**
Income / (Loss) from Operations	**0.8**	**(5.6)**	**(4.8)**	**(13.3)**	**(41.2)**	**(54.5)**	**(9.6)**	**(24.0)**	**(33.6)**	**(16.9)**	**(25.4)**	**(42.3)**	**(39.0)**	**(96.2)**	**(135.2)**
Other Non-Operating Income (Expenses)	(11.3)	-	(11.3)	18.2	-	18.2	(31.2)	-	(31.2)	42.8	-	42.8	18.5	-	18.5
Net Income / (Loss)	**(10.5)**	**(5.6)**	**(16.1)**	**4.9**	**(41.2)**	**(36.3)**	**(40.8)**	**(24.0)**	**(64.8)**	**25.9**	**(25.4)**	**0.5**	**(20.5)**	**(96.2)**	**(116.7)**

CanoHealth

Note: Differences in the included tables are due to rounding and are not significant.

27

Summary of ASC 606 MRA Restatement: 2021 (cont.)

($ millions)	Q1 2021			Q2 2021			Q3 2021			Q4 2021			FY 2021		
	As Previously Reported	Adj.	As Restated	As Previously Reported	Adj.	As Restated	As Previously Reported	Adj.	As Restated	Under Prior Method	Adj.	As Reported	Under Prior Method	Adj.	As Reported
Net Income / (Loss)	**(10.5)**	**(5.6)**	**(16.1)**	**4.9**	**(41.2)**	**(36.3)**	**(40.8)**	**(24.0)**	**(64.8)**	**25.9**	**(25.4)**	**0.5**	**(20.5)**	**(96.2)**	**(116.7)**
Interest, Taxes, Dep. & Amort.	17.2	-	17.2	15.6	-	15.6	33.5	-	33.5	34.4	-	34.4	100.7	-	100.7
EBITDA[(2)]	**6.7**	**(5.6)**	**1.1**	**20.5**	**(41.2)**	**(20.7)**	**(7.3)**	**(24.0)**	**(31.3)**	**60.3**	**(25.4)**	**34.9**	**80.2**	**(96.2)**	**(16.0)**
Adjustments to EBITDA:															
Stock-based compensation	0.1	-	0.1	3.2	0.4	3.6	8.9	0.5	9.4	15.2	(0.4)	14.8	27.5	0.5	28.0
De novo losses	5.5	0.3	5.8	7.1	1.4	8.5	9.0	1.2	10.2	14.8	1.2	16	36.5	4.1	40.6
Acquisition transaction costs and other	10.1	-	10.1	17.2	(0.6)	16.6	7.8	0.7	8.5	0.9	0.5	1.4	36.0	0.6	36.6
Restructuring and other	0.4	-	0.4	2.8	-	2.8	2.1	-	2.1	2.4	-	2.4	7.9	-	7.9
Loss on extinguishment of debt	-	-	-	13.2	-	13.2	-	-	-	(0.1)	-	(0.1)	13.1	-	13.1
Change in FV of embedded derivative	-	-	-	-	-	-	-	-	-	0	-	0	-	-	-
Change in FV of warrant liabilities	-	-	-	(39.2)	-	(39.2)	14.7	-	14.7	(58.3)	-	(58.3)	(82.9)	-	(82.9)
Adjusted EBITDA[(2)]	**22.8**	**(5.3)**	**17.5**	**24.8**	**(40.0)**	**(15.2)**	**35.2**	**(21.6)**	**13.6**	**35.2**	**(24.1)**	**11.1**	**118.3**	**(91.0)**	**27.3**

(1) Medical Claims Expense Ratio = Third-party Medical Costs / Capitated Revenue

(2) EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. A non-GAAP financial measure is a performance metric that departs from GAAP because it excludes earnings components that are required under GAAP. Other companies may define non-GAAP financial measures differently and, as a result, our non-GAAP financial measures may not be directly comparable to those of other companies.

Note: Differences in the included tables are due to rounding and are not significant.

CanoHealth

28

Summary of ASC 606 MRA Restatement: 2021 (cont.)

($ millions)	Q1 2021			Q2 2021			Q3 2021			Q4 2021			FY 2021		
	As Previously Reported	Adj.	As Restated	As Previously Reported	Adj.	As Restated	As Previously Reported	Adj.	As Restated	Under Prior Method	Adj.	As Reported	Under Prior Method	Adj.	As Reported
MCR [1]	73.0%	160 bps	74.6%	77.0%	1,160 bps	88.6%	75.6%	490 bps	80.5%	73.7%	450 bps	78.1%	74.9%	560 bps	80.5%
Direct Patient Expense Ratio %	12.2%	30 bps	12.5%	11.1%	(70) bps	10.4%	11.0%	(90) bps	10.1%	12.0%	0 bps	12.0%	11.5%	(30) bps	11.2%
Care Margin Ratio %	18.2%	(170) bps	16.5%	14.7%	(1000) bps	4.7%	17.1%	(360) bps	13.5%	18.3%	(400) bps	14.3%	17.1%	(470) bps	12.4%
SG&A Ratio %	12.5%	30 bps	12.8%	11.9%	190 bps	13.7%	14.4%	100 bps	15.4%	18.0%	100 bps	19.0%	14.6%	110 bps	15.7%
SG&A Ratio % (excl. Stock Comp.)	12.4%	30 bps	12.7%	11.0%	170 bps	12.7%	12.7%	70 bps	13.5%	15.1%	80 bps	15.9%	13.0%	90 bps	13.9%
Adjusted EBITDA Margin[2]	8.1%	(170) bps	6.4%	6.3%	(1,070) bps	(4.4%)	6.7%	(400) bps	2.7%	6.8%	(450) bps	2.3%	6.9%	(520) bps	1.7%

CanoHealth

(1) MCR = Medical Claims Expense Ratio (Third-party Medical Costs / Capitated Revenue)
(2) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure; complete quarterly reconciliations from Q1 2021 are available in the Company's S-1 SEC filing on June 25, 2021
Note: Differences in the included tables are due to rounding and are not significant.

29

Summary of ASC 606 MRA Revision: 2020

($ millions)	Q1 2020			Q2 2020			Q3 2020			Q4 2020			FY 2020		
	As Previously Reported	Adj.	As Revised	As Previously Reported	Adj.	As Revised	As Previously Reported	Adj.	As Revised	As Previously Reported	Adj.	As Revised	As Previously Reported	Adj.	As Revised
Total Capitated Revenue	127.7	2.5	130.2	163.9	2.6	166.5	253.0	(1.6)	251.4	249.5	(1.3)	248.2	794.2	2.2	796.4
Fee-for-service and other revenue	7.6	-	7.6	7.3	-	7.3	10.2	-	10.2	10.2	-	10.2	35.2	-	35.2
Total Revenue	**135.3**	**2.5**	**137.8**	**171.2**	**2.6**	**173.8**	**263.2**	**(1.6)**	**261.6**	**259.7**	**(1.3)**	**258.4**	**829.4**	**2.2**	**831.6**
Total Third-Party Medical Costs	85.3	-	85.3	112.0	-	112.0	184.9	-	184.9	182.7	-	182.7	565.0	-	565.0
Direct Patient Expense	17.8	0.8	18.6	22.6	0.1	22.7	31.1	-	31.1	30.8	(1.9)	29.0	102.3	(0.9)	101.4
SG&A	21.0	-	21.0	21.9	-	21.9	27.4	-	27.4	33.7	-	33.7	104.0	-	104.0
Other Operating Expenses	9.8	-	9.8	19.7	-	19.7	13.1	-	13.1	19.5	(0.6)	18.9	62.1	(0.6)	61.5
Total Operating Expenses	**133.9**	**0.8**	**134.7**	**176.2**	**0.1**	**176.3**	**256.5**	**-**	**256.5**	**266.7**	**(2.5)**	**264.2**	**833.4**	**(1.5)**	**831.9**
Income / (Loss) from Operations	**1.4**	**1.7**	**3.1**	**(5.0)**	**2.5**	**(2.5)**	**6.7**	**(1.6)**	**5.1**	**(7.0)**	**1.2**	**(5.8)**	**(4.0)**	**3.7**	**(0.3)**
Other Non-Operating Income (Expenses)	(3.6)	-	(3.6)	(6.1)	-	(6.1)	(17.7)	-	(17.7)	(43.4)	-	(43.4)	(70.8)	-	(70.8)
Net Income / (Loss)	**(2.2)**	**1.7**	**(0.5)**	**(11.1)**	**2.5**	**(8.6)**	**(11.1)**	**(1.6)**	**(12.6)**	**(50.4)**	**1.2**	**(49.2)**	**(74.8)**	**3.7**	**(71.1)**

CanoHealth

Note: Differences in the included tables are due to rounding and are not significant.

30

Summary of ASC 606 MRA Revision: 2020 (cont.)

($ millions)	Q1 2020			Q2 2020			Q3 2020			Q4 2020			FY 2020		
	As Previously Reported	Adj.	As Revised	As Previously Reported	Adj.	As Revised	As Previously Reported	Adj.	As Revised	As Previously Reported	Adj.	As Revised	As Previously Reported	Adj.	As Revised
Net Income / (Loss)	**(2.2)**	**1.7**	**(0.5)**	**(11.1)**	**2.5**	**(8.6)**	**(11.1)**	**(1.6)**	**(12.6)**	**(50.4)**	**1.2**	**(49.2)**	**(74.8)**	**3.7**	**(71.1)**
Interest, Taxes, Dep. & Amort.	7.0	-	7.0	9.6	-	9.6	18.0	-	18.0	18.3	-	18.3	52.8	-	52.8
EBITDA[2]	**4.8**	**1.7**	**6.5**	**(1.5)**	**2.5**	**1.0**	**7.0**	**(1.6)**	**5.4**	**(32.1)**	**1.2**	**(30.9)**	**(22.0)**	**3.7**	**(18.3)**
Adjustments to EBITDA:															
Stock-based compensation	0.1	-	0.1	0.1	-	0.1	0.1	-	0.1	0.4	-	0.4	0.5	-	0.5
De novo losses	1.4	-	1.4	1.0	-	1.0	2.0	-	2.0	4.3	-	4.3	8.7	-	8.7
Acquisition transaction costs and other	6.5	-	6.5	15.8	-	15.8	7.8	-	7.8	13.9	(0.6)	13.3	44.0	(0.6)	43.4
Restructuring and other	0.2	-	0.2	0.5	-	0.5	1.1	-	1.1	0.6	-	0.6	2.4	-	2.4
Loss on extinguishment of debt	-	-	-	-	-	-	-	-	-	23.3	-	23.3	23.3	-	23.3
Change in FV of embedded derivative	-	-	-	0.3	-	0.3	5.1	-	5.1	7.3	-	7.3	12.8	-	12.8
Change in FV of warrant liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA[2]	**12.9**	**1.7**	**14.7**	**16.2**	**2.5**	**18.7**	**23.1**	**(1.6)**	**21.5**	**17.7**	**0.6**	**18.3**	**69.7**	**3.1**	**72.8**

(1) Medical Claims Expense Ratio = Third-party Medical Costs / Capitated Revenue
(2) EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. A non-GAAP financial measure is a performance metric that departs from GAAP because it excludes earnings components that are required under GAAP. Other companies may define non-GAAP financial measures differently and, as a result, our non-GAAP financial measures may not be directly comparable to those of other companies.
Note: Differences in the included tables are due to rounding and are not significant.

CanoHealth

31

Summary of ASC 606 MRA Revision: 2020 (cont.)

($ millions)	Q1 2020			Q2 2020			Q3 2020			Q4 2020			FY 2020		
	As Previously Reported	Adj.	As Revised	As Previously Reported	Adj.	As Revised	As Previously Reported	Adj.	As Revised	As Previously Reported	Adj.	As Revised	As Previously Reported	Adj.	As Revised
MCR [1]	66.8%	(130) bps	65.5%	68.3%	(110) bps	67.2%	73.1%	40 bps	73.5%	73.2%	40 bps	73.6%	71.1%	(20) bps	70.9%
Direct Patient Expense Ratio %	13.2%	30 bps	13.5%	13.2%	(10) bps	13.1%	11.8%	10 bps	11.9%	11.9%	(70) bps	11.2%	12.3%	(10) bps	12.2%
Care Margin Ratio %	23.8%	80 bps	24.6%	21.4%	110 bps	22.5%	17.9%	(50) bps	17.4%	17.8%	30 bps	18.1%	19.5%	40 bps	19.9%
SG&A Ratio %	15.5%	(30) bps	15.2%	12.8%	(20) bps	12.6%	10.4%	10 bps	10.5%	13.0%	0 bps	13.0%	12.5%	0 bps	12.5%
SG&A Ratio % (excl. Stock Comp.)	15.4%	(20) bps	15.2%	12.7%	(20) bps	12.5%	10.4%	0 bps	10.4%	12.8%	10 bps	12.9%	12.5%	10 bps	12.4%
Adjusted EBITDA Margin[2]	9.5%	110 bps	10.6%	9.5%	130 bps	10.8%	8.7%	(50) bps	8.2%	6.7%	30 bps	7.0%	8.4%	40 bps	8.8%

CanoHealth

(1) MCR = Medical Claims Expense Ratio (Third-party Medical Costs / Capitated Revenue)
(2) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure; complete quarterly reconciliations from Q1 2020 through Q4 2020 are available in the Company's S-1 SEC filing on June 25, 2021
Note: Differences in the included tables are due to rounding and are not significant.

32

33